INVESTOR PRESENTATION Q 1 2 0 2 4 M V B – F 1 : S U C C E S S L O V E S S P E E D

MVB Financial Corp. (“MVB” or the “Company”) has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this presentation that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,”, “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, credit, and interest rate risk; changes in interest rates; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; length and severity of the COVID-19 pandemic and its impact on the Company’s business and financial condition; changes in economic, business and political conditions; changes in demand for loan products and deposit flow; operational risks and risk management failures; and government regulation and supervision. Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those made in Part I, Item 1A, Risk Factors, of our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”), filed with the Securities and Exchange Commission ("SEC") on March 13, 2024, and from time to time, in our other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the stated report. Except to the extent required by law, we undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this report or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement. Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company’s financial statements when filed with the SEC. Accordingly, the consolidated financial information in this announcement is subject to change. The Company uses certain non-GAAP financial measures, such as tangible book value per share and tangible common equity to tangible assets, to provide information useful to investors in understanding the Company’s operating performance and trends and to facilitate comparisons with the performance of the Company’s peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation. Forward-Looking Statements

Driving on a Wet Track with the Caution Flag Out: Adapting to the Wet Track

Trust Commitment TeamworkRespect, Love & Caring Adaptive Enterprise Risk Management Talent & Culture Operational Excellence Our Why To positively impact people’s financial lives, one life at a time Purpose Trusted partners on the financial frontier, committed to your success MVB’s Strategy on a Page (SOAP) Issuing Victor Strategic Lending Partnerships Gaming Banking as a Service Payments & Acquiring Strategic M&A Backer of FintechsBuilder of FintechsBanker of Choice to FintechsBanking That’s Tech-Forward

Key Connection Points Across the MVB Strategy Victor Strategic Lending Partnerships Gaming Payments & Acquiring Payments & Acquiring Gaming Provide deposit funding sources for SLP Offers a key product to Gaming and Digital Assets clients to build our moat; Issuing & Acquiring often packaged together Supports client risk evaluation and onboarding for several Vehicles CoRe Growth Vehicle(s) What is the Connection? Growth Vehicle(s) 1 2 3 Issuing Gaming Payments & Acquiring IssuingBanking as a Service Issuing

Source: Company documents and SEC Filings Q1 2024 Key Highlights • Total revenue increase of 6.8%, or $2.4M • Fintech fee income increase of 26.3%, or $1.0M • Noninterest-Bearing Deposits as percentage of total deposits – 44.2% • Nonperforming loans decreased 8.7%, or $0.7M • Tangible book value per share increased 0.2%, to $22.48 • Tangible common equity ratio of 8.1%, Community Bank Leverage Ratio of 10.1%, Total Risked-Based Capital Ratio of 15.2% • $640.4M of cash on the balance sheet, $683.9M of available borrowing capacity with the FHLB, off balance sheet deposits of $1,527.0M

Driving Industry-Leading TBV Growth $19.73 $22.17 $20.25 $22.43 $22.48 $19.00 $20.00 $21.00 $22.00 $23.00 2020 2021 2022 2023 2024 Source: Company documents and SEC Filings. Tangible Book Value (per share)

Source: Company documents and SEC Filings $1,267 $1,257 $1,339 $1,704 $1,754 $716 $1,120 $1,232 $1,197 $1,391 $295 $483 $724 $1,092 $1,527 2020 2021 2022 2023 2024 Total Interest-bearing deposits Total Noninterest-bearing deposits Off Balance Sheet On Balance Sheet: NIB/Total Deposits 36% On Balance Sheet: NIB/ Total Deposits 44%Deposits ($ Millions) Continued Growth of Deposit Base Off balance sheet deposits have grown substantially, including a 40% increase year-over- year from 2023. $4,672 $3,145

Deposit Composition Source of Deposits CoRe* 56% Fintech 44% Title (C) 3% Speciality (C) 5% Retail (C) 12% Commercial (C) 28% Public Funds (C) 8% Digital Assets (F) 11% Gaming (F) 8% Payments (F) 13% BaaS (F) 11% Deposits Breakdown – 03/31/2024 Source: Company documents and SEC Filings. *Commercial and Retail. (F) – Fintech deposits. (C) – CoRe deposits.

$1,286 $6,394 $12,330 $15,722 $3,998 $5,366 2020 2021 2022 2023 Q1 2023 Q1 2024 Growth of Fintech Banking at MVB | 2020 – 2024 Source: Company documents and SEC Filings. *Commercial and Retail. (F) – Fintech deposits. (C) – CoRe deposits. $829 $1,624 $1,855 $2,038 $2,572 2020 2021 2022 2023 2024 Gross Deposits ($ Millions) 41.7% CAGR Gross Fee Income ($ Thousands)

$1,428 $1,852 $2,349 $2,295 $2,245 $- $500 $1,000 $1,500 $2,000 $2,500 2020 2021 2022 2023 2024 Net Loans ($ Millions) 15% CAGR Source: Company documents and SEC Filings. Ability to Adapt Loan Production Based on Market Conditions

Loan Portfolio Composition Portfolio by Industry Source: Company Documents. *3.0% of MVB’s total loans were non-owner-occupied office space. Commercial Business 32.8% Commercial Real Estate 30.1% Acquisition & Development 6.4% Home Equity 0.6% Residential 29.1% Consumer 1.1% Other 17.2% Office Space* 4.2% Commercial Construction 3.5% Healthcare 23.2% Auto 2.9% Multifamily 3.2% Residential 29.5% Government 3.6% Energy 2.4% Financial 4.5% Retail Space 5.9% Diversified Loan Portfolio

Credit Quality

0.94% 0.95% 0.47% 0.36% 0.33% 0.94% 0.64% 0.48% 0.52% 0.56% -0.40% 0.30% 1.00% 1.70% 2020 2021 2022 2023 2024 MVBF Peers Non-Performing Loans / Total Loans 0.14% 0.08% 0.36% 0.40% 0.23% 0.08% 0.04% 0.05% 0.29% 0.30% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2020 2021 2022 2023 2024 MVBF - Auto MVBF - Non-Auto MVBF - Total Peers NCOs / Average Loans Source: Company documents, SEC filings and S&P Global Market Intelligence. Peers are defined in the 2023 Proxy Statement. Peer data reflects the most recent data publicly available. 1.88% 1.05% 1.01% 0.95% 1.01% 0.76% 1.16% 1.04% 1.20% 1.11% 0.40% 0.80% 1.20% 1.60% 2.00% 2020 2021 2022 2023 2024 MVBF Peers ACL / Total Loans Consistent, Top Tier Assets Quality Through Cycles Auto loans accounted for .27%, .20%, and .07% of MVBF’s NCOs/Average Loans for 2022, 2023, and 2024, respectively.

Non-Performing Loans Source: Company Documents. All data as of December 31, 2023. By Loan Type ($ Thousands) Commercial NPLs – by Industry ($ Thousands) Energy $ 1,316 Healthcare (SBA) $ 761 Government $ 264 Other $ 552 SBA Loans (various industries) $ 1,750 Office $ 216 Consumer Auto $220 HELOC $81 Commercial $4,859 Acquisition & Development $708 Real Estate $404 Residential Mtg $1,274 Total Non-Performing Loans: $7.5M, 0.3% of total loans

Backer of Fintech

$- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2017 2018 2019 2020 2021 2022 2023 2024 (i n t h o u sa n d s) Cash Investment Estimated Fair Value Investments Focused on Strategic Partnerships Source: Company documents. Backer of Fintech • Realized gains of $2.5M since 2021 • Cash return of $2.75M since 2021

Capital Strength

9.8% 9.6% 8.3% 8.6% 8.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2020 2021 2022 2023 2024 Tangible Common Equity / Tangible Assets (%) (1) 11.0% 11.6% 9.8% 10.5% 10.1% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 2020 2021 2022 2023 2024 Tier 1/Community Bank Leverage Ratio (%) Source: Company documents. (1) TCE/TA is for the Holding Company and is a non-GAAP financial measure. A reconciliation of non-GAAP financial measures are included in the Appendix. All other capital ratios presented are from the Bank. Bank Capital Position 15.8% 16.8% 13.4% 15.1% 15.2% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 2023 2024 Total Risk-Based Capital (%)

Caution Flag Mitigation Asset Quality Risk • Long history of strong asset quality • Proactive portfolio management • Disciplined and staged approach to new areas of lending Compliance/ Regulatory Risk • Significant investment in risk & compliance team • Technical expertise and experienced FinTech industry partners • Investing in regulatory technology enhancing compliance monitoring systems Retention of Payment and Fintech Deposits • Extensive diligence for both parties increasing switching costs • Strong client relationship model, connections w/ exec. mgmt • Industry knowledge, insight, and first-mover advantage Fintech Investment Risk • Low initial investment • Working relationship with portfolio companies • Diversified portfolio Geopolitical Risk • Adaptive culture • Willingness to adjust the pace • Flexibility to recognize new opportunities based on risk analysis Caution Flags – Mitigating Risks

Risk Management | Investments in Staffing and Capabilities (3-year trend) Teams 2021 2022 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Risk Management* 10 12 11 14 16 22 23 24 24 24 30 27 32 BSA/AML (MVB)** 17 19 18 18 18 18 18 18 23 31 50 59 50 BSA/AML (Co-sourced FTEs)** 5 12 15 17 19 23 22 21 16 17 17 17 17 Consumer Compliance 3 3 3 3 3 4 5 5 6 6 7 7 7 Total Risk Staffing: 35 46 47 52 56 67 68 68 69 78 104 110 106 * Includes Risk Management functions across the Enterprise: Reporting & Analytics, Fraud, Vendor, Model, Cyber Security and Operational Risk ** The AML team co-sources additional resources from a national consulting firm to supplement its Banking-as-a-Service AML monitoring 0 20 40 60 80 100 120 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Risk Management* BSA/AML (MVB)** BSA/AML (Co-sourced FTEs)** Consumer Compliance 35 106

Our Awards & Accolades

Source: Company documents. Tangible Common Equity / Tangible Assets (%) (Dollars in thousands) 2018 2019 2020 2021 2022 2023 2024 Total equity attributable to parent $ 176,773 $ 211,936 $ 239,483 $ 274,328 $ 261,084 $ 289,342 $ 291,850 Total assets 1,750,969 1,944,114 2,331,476 2,792,449 3,068,860 3,313,882 3,547,390 Equity to assets 10.1% 10.9% 10.3% 8.7% 8.5% 8.7% 8.2% Goodwill $ 18,480 $ 19,630 $ 2,350 $ 3,988 $ 3,988 $ 2,838 $ 2,838 Intangibles 550 3,473 2,400 2,316 1,631 352 330 Total intangible assets $ 19,030 $ 23,103 $ 4,750 $ 6,304 $ 5,619 $ 3,190 $ 3,168 Total equity attributable to parent $ 176,773 $ 211,936 $ 239,483 $ 274,328 $ 261,084 $ 289,342 $ 291,850 Less: Preferred stock (7,834) (7,334) (7,334) -- -- -- -- Less: Total intangible assets (19,030) (23,103) (4,750) (6,304) (5,619) (3,190) (3,168) Total tangible common equity $ 149,909 $ 181,499 $ 227,399 $ 268,024 $ 255,465 $ 286,152 $ 288,682 Total assets $ 1,750,969 $ 1,944,114 $ 2,331,476 $ 2,792,449 $ 3,068,860 3,313,882 $ 3,547,390 Less: Total intangible assets (19,030) (23,103) (4,750) (6,304) (5,619) (3,190) (3,168) Total tangible assets $ 1,731,939 $ 1,921,011 $ 2,326,726 $ 2,786,145 $ 3,063,241 $ 3,310,692 $ 3,544,222 Tangible common equity to tangible assets 8.7% 9.5% 9.8% 9.6% 8.3% 8.6% 8.1% Appendix: Non-GAAP Reconciliation